Paycheck Protection Program
Borrower Application Form

OMB Control No.: 3245-0407
Expiration Date: 09/30/2020

Check One:	☐ Sole proprietor ☐ Partnership ☒ C-Corp ☐ S-Corp ☐ LLC ☐ Independent contractor ☐ Eligible self-employed individual ☐ 501(c)(3) nonprofit ☐ 501(c)(19) veterans organization ☐ Tribal business (sec. 31(b)(2)(C) of Small Business Act) ☐ Other	DBA or Tradename if Applicable	
Business Legal Name			
PETROLIA ENERGY CORPORATION			
Business Address		Business TIN (EIN, SSN)	Business Phone
710 N POST OAK #500		86-1061005	832-941-0011
HOUSTON, TX 77024		Primary Contact	Email Address
		CARLA PETTY	carla.p@petroliaenergy.com

Average Monthly Payroll:	$ 22673.00	x 2.5 + EIDL, Net of Advance (if Applicable) Equals Loan Request:	$ 56682.50	Number of Employees:	3
Purpose of the loan (select more than one):	☒ Payroll ☐ Lease / Mortgage Interest ☒ Utilities ☐ Other (explain):				

Applicant Ownership

List all owners of 20% or more of the equity of the Applicant. Attach a separate sheet if necessary.

Owner Name	Title	Ownership %	TIN (EIN, SSN)	Address
Zel C Khan	CEO/President	26.85	614-44-0037	[illegible]
				Houston, TX 77024

If questions (1) or (2) below are answered "Yes," the loan will not be approved.

	Question	Yes	No
1.	Is the Applicant or any owner of the Applicant presently suspended, debarred, proposed for debarment, declared ineligible, voluntarily excluded from participation in this transaction by any Federal department or agency, or presently involved in any bankruptcy?	☐	☒
2.	Has the Applicant, any owner of the Applicant, or any business owned or controlled by any of them, ever obtained a direct or guaranteed loan from SBA or any other Federal agency that is currently delinquent or has defaulted in the last 7 years and caused a loss to the government?	☐	☒
3.	Is the Applicant or any owner of the Applicant an owner of any other business, or have common management with, any other business? If yes, list all such businesses and describe the relationship on a separate sheet identified as addendum A.	☐	☒
4.	Has the Applicant received an SBA Economic Injury Disaster Loan between January 31, 2020 and April 3, 2020? If yes, provide details on a separate sheet identified as addendum B.	☐	☒

If questions (5) or (6) are answered "Yes," the loan will not be approved.

	Question	Yes	No
5.	Is the Applicant (if an individual) or any individual owning 20% or more of the equity of the Applicant subject to an indictment, criminal information, arraignment, or other means by which formal criminal charges are brought in any jurisdiction, or presently incarcerated, or on probation or parole? Initial here to confirm your response to question 5 → ZK	☐	☒
6.	Within the last 5 years, for any felony, has the Applicant (if an individual) or any owner of the Applicant 1) been convicted; 2) pleaded guilty; 3) pleaded nolo contendere; 4) been placed on pretrial diversion; or 5) been placed on any form of parole or probation (including probation before judgment)? Initial here to confirm your response to question 6 → ZK	☐	☒
7.	Is the United States the principal place of residence for all employees of the Applicant included in the Applicant's payroll calculation above?	☒	☐
8.	Is the Applicant a franchise that is listed in the SBA's Franchise Directory?	☐	☒

Paycheck Protection Program
Lender Application Form - Paycheck Protection Program Loan Guaranty

OMB Control No.: 3245-0407
Expiration Date: 09/30/2020

The purpose of this form is to collect identifying information about the Lender, the Applicant, the loan guaranty request, sources and uses of funds, the proposed structure (which includes pricing and the loan term), and compliance with SBA Loan Program Requirements. This form reflects the data fields that will be collected electronically from lenders; no paper version of this form is required or permitted to be submitted. As used in this application, "Paycheck Protection Program Rule" refers to the rules in effect at the time you submit this application that have been issued by the Small Business Administration (SBA) implementing the Paycheck Protection Program under Division A, Title I of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act).

Instructions for Lenders
All Paycheck Protection Program (PPP) loans are processed by all Lenders under delegated authority from SBA. This application must be submitted and signed electronically in accordance with program requirements, and the information requested is to be retained in the Lender's loan file.

A. Lender Information

Lender Name:	Origin Bank			Lender Location ID:	28153
Address:	2049 W. Gray St.	City:	Houston	St: TX	Zip: 77019
Lender Contact:	Nathan Diesen	Ph:	713-955-7120	Cell or Ext: ( ) -	
Contact Email:	ndiesen@origin.bank			Title:	AVP Origin Bank

B. Applicant Information

Check One: ☐ Sole Proprietor ☐ Partnership ☒ C-Corp ☐ S-Corp ☐ LLC ☐ Independent contractor ☐ Eligible self-employed individual ☐ 501(c)(3) nonprofit ☐ 501(c)(19) veterans organization ☐ Tribal business (sec. 31(b)(2)(C) of Small Business Act) ☐ Other

Applicant

Applicant Legal Name:	Petrolia Energy Corporation		
DBA:		Business Tax ID:	86-1061005
Applicant Address:	710 N. Post Oak #500	City, State, Zip:	Houston, TX 77024
Applicant Primary Contact:	Carla Petty	Phone:	832-941-0011

C. Loan Structure Information

Amount of Loan Request:	$56,680	Guarantee %:	100%	Loan Term in # of Months:	24	Payment:	Deferred 6 mos.

Applicant must provide documentation to Lender supporting how the loan amount was calculated in accordance with the Paycheck Protection Program Rule and the CARES Act, and Lender must retain all such supporting documentation in Lender's file.

Interest Rate: 1%

D. Loan Amount Information

Average Monthly Payroll multiplied by 2.5	$56,680
Refinance of Eligible Economic Injury Disaster Loan, net of Advance (if Applicable; see Paycheck Protection Program Rule)	$
Total	$56,680

E. General Eligibility *(If the answer is no to either, the loan cannot be approved)*

- The Applicant has certified to the Lender that (1) it was in operation on February 15, 2020 and had employees for whom the Applicant paid salaries and payroll taxes or paid independent contractors, as reported on Form(s) 1099-MISC, (2) current economic uncertainty makes this loan request necessary to support the ongoing operations of the Applicant, (3) the funds will be used to retain workers and maintain payroll or make mortgage interest payments, lease payments, and utility payments, and (4) the Applicant has not received another Paycheck Protection Program loan. ☒ Yes ☐ No
- The Applicant has certified to the Lender that it (1) is an independent contractor, eligible self-employed individual, or sole proprietor or (2) employs no more than the greater of 500 or employees or, if applicable, meets the size standard in number of employees established by the SBA in 13 C.F.R. 121.201 for the Applicant's industry. ☒ Yes ☐ No

F. Applicant Certification of Eligibility *(If not true, the loan cannot be approved)*

- The Applicant has certified to the Lender that the Applicant is eligible under the Paycheck Protection Program Rule. ☒ True

G. Franchise/License/Jobber/Membership or Similar Agreement *(If applicable and no, the loan cannot be approved)*

- The Applicant has represented to the Lender that it is a franchise that is listed in the SBA's Franchise Directory. ☐ Yes ☐ No

Paycheck Protection Program
Borrower Application Form

By Signing Below, You Make the Following Representations, Authorizations, and Certifications

CERTIFICATIONS AND AUTHORIZATIONS

I certify that:

- I have read the statements included in this form, including the Statements Required by Law and Executive Orders, and I understand them.
- The Applicant is eligible to receive a loan under the rules in effect at the time this application is submitted that have been issued by the Small Business Administration (SBA) implementing the Paycheck Protection Program under Division A, Title I of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) (the Paycheck Protection Program Rule).
- The Applicant (1) is an independent contractor, eligible self-employed individual, or sole proprietor or (2) employs no more than the greater of 500 or employees or, if applicable, the size standard in number of employees established by the SBA in 13 C.F.R. 121.201 for the Applicant's industry.
- I will comply, whenever applicable, with the civil rights and other limitations in this form.
- All SBA loan proceeds will be used only for business-related purposes as specified in the loan application and consistent with the Paycheck Protection Program Rule.
- To the extent feasible, I will purchase only American-made equipment and products.
- The Applicant is not engaged in any activity that is illegal under federal, state or local law.
- Any loan received by the Applicant under Section 7(b)(2) of the Small Business Act between January 31, 2020 and April 3, 2020 was for a purpose other than paying payroll costs and other allowable uses loans under the Paycheck Protection Program Rule.

For Applicants who are individuals: I authorize the SBA to request criminal record information about me from criminal justice agencies for the purpose of determining my eligibility for programs authorized by the Small Business Act, as amended.

CERTIFICATIONS

The authorized representative of the Applicant must certify in good faith to all of the below by **initialing** next to each one:

ZK The Applicant was in operation on February 15, 2020 and had employees for whom it paid salaries and payroll taxes or paid independent contractors, as reported on Form(s) 1099-MISC.

ZK Current economic uncertainty makes this loan request necessary to support the ongoing operations of the Applicant.

ZK The funds will be used to retain workers and maintain payroll or make mortgage interest payments, lease payments, and utility payments, as specified under the Paycheck Protection Program Rule; I understand that if the funds are knowingly used for unauthorized purposes, the federal government may hold me legally liable, such as for charges of fraud.

ZK The Applicant will provide to the Lender documentation verifying the number of full-time equivalent employees on the Applicant's payroll as well as the dollar amounts of payroll costs, covered mortgage interest payments, covered rent payments, and covered utilities for the eight-week period following this loan.

ZK I understand that loan forgiveness will be provided for the sum of documented payroll costs, covered mortgage interest payments, covered rent payments, and covered utilities, and not more than 25% of the forgiven amount may be for non-payroll costs.

ZK During the period beginning on February 15, 2020 and ending on December 31, 2020, the Applicant has not and will not receive another loan under the Paycheck Protection Program.

ZK I further certify that the information provided in this application and the information provided in all supporting documents and forms is true and accurate in all material respects. I understand that knowingly making a false statement to obtain a guaranteed loan from SBA is punishable under the law, including under 18 USC 1001 and 3571 by imprisonment of not more than five years and/or a fine of up to $250,000; under 15 USC 645 by imprisonment of not more than two years and/or a fine of not more than $5,000; and, if submitted to a federally insured institution, under 18 USC 1014 by imprisonment of not more than thirty years and/or a fine of not more than $1,000,000.

ZK I acknowledge that the lender will confirm the eligible loan amount using required documents submitted. I understand, acknowledge and agree that the Lender can share any tax information that I have provided with SBA's authorized representatives, including authorized representatives of the SBA Office of Inspector General, for the purpose of compliance with SBA Loan Program Requirements and all SBA reviews.

[signature]
Signature of Authorized Representative of Applicant

04-15-2020
Date

ZEL C. KHAN
Print Name

CEO/President
Title

H. Character Determination *(If no, the loan cannot be approved)*		
• The Applicant has represented to the Lender that neither the Applicant (if an individual) nor any individual owning 20% or more of the equity of the Applicant is subject to an indictment, criminal information, arraignment, or other means by which formal criminal charges are brought in any jurisdiction, or is presently incarcerated, or on probation or parole.	■ Yes	☐ No
• The Applicant has represented to the Lender that neither the Applicant (if an individual) nor any individual owning 20% or more of the equity of the Applicant has within the last 5 years, for any felony: 1) been convicted; 2) pleaded guilty; 3) pleaded nolo contendere; 4) been placed on pretrial diversion; or 5) been placed on any form of parole or probation (including probation before judgment).	■ Yes	☐ No

I. Prior Loss to Government/Delinquent Federal Debt *(If no, the loan cannot be approved)*		
• The Applicant has certified to the Lender that neither the Applicant nor any owner (as defined in the Applicant's SBA Form 2483) is presently suspended, debarred, proposed for debarment, declared ineligible, voluntarily excluded from participation in this transaction by any Federal department or agency, or presently involved in any bankruptcy.	■ Yes	☐ No
• The Applicant has certified to the Lender that neither the Applicant nor any of its owners, nor any business owned or controlled by any of them, ever obtained a direct or guaranteed loan from SBA or any other Federal agency that is currently delinquent or has defaulted in the last 7 years and caused a loss to the government.	■ Yes	☐ No

J. U.S. Employees *(If no, the loan cannot be approved)*		
• The Applicant has certified that the principal place of residence for all employees included in the Applicant's payroll calculation is the United States.	■ Yes	☐ No

K. Fees *(If yes, Lender may not pass any agent fee through to the Applicant or offset or pay the fee with the proceeds of this loan)*		
• Is the Lender using a third party to assist in the preparation of the loan application or application materials, or to perform other services in connection with this loan?	☐ Yes	☐ No

SBA Certification to Financial Institution under Right to Financial Privacy Act (12 U.S.C. 3401)

By signing SBA Form 2483, Borrower Information Form in connection with this application for an SBA-guaranteed loan, the Applicant certifies that it has read the Statements Required by Law and Executive Orders, which is attached to Form 2483. As such, SBA certifies that it has complied with the applicable provisions of the Right to Financial Privacy Act of 1978 (12 U.S.C. 3401) and, pursuant to that Act, no further certification is required for subsequent access by SBA to financial records of the Applicant/Borrower during the term of the loan guaranty.

Lender Certification

On behalf of the Lender, I certify that:

- The Lender has complied with the applicable lender obligations set forth in paragraphs 3.b(i)-(iii) of the Paycheck Protection Program Rule.
- The Lender has obtained and reviewed the required application (including documents demonstrating qualifying payroll amounts) of the Applicant and will retain copies of such documents in the Applicant's loan file.

I certify that:

- Neither the undersigned Authorized Lender Official, nor such individual's spouse or children, has a financial interest in the Applicant.

Authorized Lender Official: ______________________ Date: 04/23/2020

Signature

Type or Print Name: Nathan Diesen Title: AVP

NOTE: According to the Paperwork Reduction Act, you are not required to respond to this collection of information unless it displays a currently valid OMB Control Number. The estimated burden for completing this form, including time for reviewing instructions, gathering data needed, and completing and reviewing the form is 25 minutes per response. Comments or questions on the burden estimates should be sent to U.S. Small Business Administration, Director, Records Management Division, 409 3rd St., SW, Washington DC 20416, and/or SBA Desk Officer, Office of Management and Budget, New Executive Office Building, Rm. 10202, Washington DC 20503. **PLEASE DO NOT SEND FORMS TO THESE ADDRESSES.**

MAXIMUM LOAN AMOUNT CALCULATOR

This calculator is based off of the Paycheck Protection Program enacted by the CARES Act.

A summary of the Maximum Loan Amount section of the CARES act is included on the "Details" tab of this workbook.

Start Here - *Answer both questions in the drop down menus and complete all highlighted fields.*

Was your customer in business between February 15, 2019 and June 30, 2019? Yes

Is your employment seasonal? No

Which calculation should I use? Use Calculation A

See the "Details" tab for definition of Payroll Costs.

Please use the "Total Payroll Cost Calculator" to determine the Total Payroll Cost.

Calculation A

Enter the Total Payroll Cost for 2019: Monthly Average Payroll $22,673.00

Maximum Loan Amount: $56,682.50

Calculation B

Enter the Total Payroll Cost for January 1, 2020 through February 29, 2020: Monthly Average Payroll $0.00

Maximum Loan Amount: $0.00

Calculation C

Enter the Total Payroll Cost for the 12-week period beginning either February 15, 2019 or March 1, 2019: Monthly Average Payroll $0.00

Maximum Loan Amount: $0.00

Note: Maximum Loan Amount shall not exceed $10,000,000

V5. Current as of April 3rd, 2020

EMPLOYER

TOTAL PAYROLL COST CALCULATOR

Total Payroll Cost shall not include the salary/wage/commissions of an individual employee in excess of an annual salary of $100,000.

Salary, Wage, Commission, or Similar Compensation	=	$17,283.32		
Refinance of Eligible Economic Injury Disaster Loan, Net of Advance	=	$0.00		
Please input totals for the appropriate time period:		Calculation A 12 Months All of 2019	Calculation B 2 Months Jan 1, 2020 - Feb 29, 2020	Calculation C 12 Weeks Feb 15 OR Mar 1, 2019
Payment Required for the Provisions of Group Health Care Benefits, Including Insurance Payments	=	$62,440.20	$0.00	$0.00
Payment of Any Retirement Benefit	=	$1,377.36	$0.00	$0.00
Payment of State or local tax assessed on the compensation of employees; e.g. Unemployment Tax	=	$853.62	$0.00	$0.00
Total Payroll Cost	=	$22,673.00		

Borrower Name: ~~Petrolia~~ Petrolia Energy Corporation

Lender Name: Origin Bank

Date of Calculation: ____________

The Maximum Loan Amount Calculator is a tool for calculating loan amounts under the Paycheck Protection Program that is reliant on the accuracy of borrower data. It does not represent a commitment to lend. While Origin Bank believes that the Maximum Loan Amount Calculator was consistent with the parameters of the Paycheck Protection Program and related guidance as of the date it was created, Origin Bank does not represent or warrant that the Maximum Loan Amount Calculator will provide an accurate maximum loan amount or that a potential borrower will be able to obtain a Paycheck Protection Program loan in that amount, or at all. Eligibility for and the amount and terms of any loan made to a potential borrower will be determined under the terms of the Paycheck Protection Program and related guidance, as well as the lender's underwriting process, at the time of application. By using this Maximum Loan Amount Calculator, you acknowledge the foregoing disclaimers; represent and warrant that any information provided by you to be entered into the calculator is accurate, complete, and not misleading; and agree to indemnify and hold harmless Origin Bank for any and all claims and/or liabilities arising out of use of or related to the Maximum Loan Amount Calculator and any information input by you or by someone on your behalf or otherwise provided to Origin Bank.

Acknowledged and Agreed to:

Signature: [signature]

Name: Zel C. Khan

Date: 4-23-20

4. DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower or Operating Company:

A. Fails to do anything required by this Note and other Loan Documents;

B. Defaults on any other loan with Lender;

C. Does not preserve, or account to Lender's satisfaction for, any of the Collateral or its proceeds;

D. Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;

E. Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;

F. Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower's ability to pay this Note;

G. Fails to pay any taxes when due;

H. Becomes the subject of a proceeding under any bankruptcy or insolvency law;

I. Has a receiver or liquidator appointed for any part of their business or property;

J. Makes an assignment for the benefit of creditors;

K. Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower's ability to pay this Note;

L. Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender's prior written consent; or

M. Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower's ability to pay this Note.

5. LENDER'S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A. Require immediate payment of all amounts owing under this Note;

B. Collect all amounts owing from any Borrower or Guarantor;

C. File suit and obtain judgment;

D. Take possession of any Collateral; or

E. Sell, lease, or otherwise dispose of, any Collateral at public or private sale, with or without advertisement.

6. LENDER'S GENERAL POWERS:

Without notice and without Borrower's consent, Lender may:

A. Bid on or buy the Collateral at its sale or the sale of another lienholder, at any price it chooses;

B. Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document, and preserve or dispose of the Collateral. Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney's fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;

C. Release anyone obligated to pay this Note;

D. Compromise, release, renew, extend or substitute any of the Collateral; and

E. Take any action necessary to protect the Collateral or collect amounts owing on this Note.

7. WHEN FEDERAL LAW APPLIES:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

8. SUCCESSORS AND ASSIGNS:

Under this Note, Borrower and Operating Company include the successors of each, and Lender includes its successors and assigns.

9. GENERAL PROVISIONS:

A. All individuals and entities signing this Note are jointly and severally liable.

B. Borrower waives all suretyship defenses.

C. Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender's liens on Collateral.

D. Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.

E. Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.

F. If any part of this Note is unenforceable, all other parts remain in effect.

G. To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee; did not obtain, perfect, or maintain a lien upon Collateral; impaired Collateral; or did not obtain the fair market value of Collateral at a sale.

10. **STATE-SPECIFIC PROVISIONS:**

The following provision applies when a borrower is a resident of WISCONSIN:
Each Borrower who is married represents that this obligation is incurred in the interest of his or her marriage or family.

The following Confession of Judgment provision applies when a borrower is a resident of DELAWARE:
WARRANT OF ATTORNEY/CONFESSION OF JUDGMENT. In addition to any other remedies Lender may possess, Borrower knowingly, voluntarily and intentionally authorizes any attorney to appear on behalf of Borrower, from time to time, in any court of record possessing jurisdiction over this Note and to waive issuance and service of process and to confess judgment in favor of Lender against Borrower, for the unpaid principal, accrued interest, accrued charges, reasonable attorney fees and court costs and such other amount due under this Note.

The following Confession of Judgment provision applies when a borrower is a resident of MARYLAND:
WARRANT OF ATTORNEY/CONFESSION OF JUDGMENT. Borrower authorizes an attorney to appear in a court of record and confess judgment, without process, against Borrower in favor of Lender for all indebtedness owed in connection with the loan, including but not limited to service charges, other charges and reasonable attorney's fees.

The following Confession of Judgment provision applies when a borrower is a resident of OHIO:
WARRANT OF ATTORNEY/CONFESSION OF JUDGMENT. In addition to any other remedies Lender may possess, Borrower knowingly, voluntarily and intentionally authorizes any attorney to appear on behalf of Borrower, from time to time, in any court of record possessing jurisdiction over this Note and to waive issuance and service of process and to confess judgment in favor of Lender against Borrower, for the unpaid principal, accrued interest, accrued charges, reasonable attorney fees and court costs and such other amount due under this Note.
WARNING: BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF THE COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE.

The following Confession of Judgment provision applies when a borrower is a resident of PENNSYLVANIA:
WARRANT OF ATTORNEY/CONFESSION OF JUDGMENT. Borrower irrevocably authorizes and empowers the prothonotary, any attorney or any clerk of any court of record, upon default, to appear for and confess judgment against Borrower for such sums as are due and/or may become due under this Note including costs of suit, without stay of execution, and for attorney's fees and costs as set forth in this Note and knowingly, voluntarily and intentionally waives any and all rights Borrower may have to notice and hearing under the state and federal laws prior to entry of a judgment. To the extent permitted by law, Borrower releases all errors in such proceedings. If a copy of this Note, verified by or on behalf of the holder shall have been filed in such action, it shall not be necessary to file the original Note as a warrant of attorney. The authority and power to appear for and confess judgment against Borrower shall not be exhausted by the initial exercise thereof and may be exercised as often as the holder shall find it necessary and desirable and this Note shall be a sufficient warrant for such authority and power.

The following Confession of Judgment provision applies when a borrower is a resident of VIRGINIA:
IMPORTANT NOTICE: THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.
WARRANT OF ATTORNEY/CONFESSION OF JUDGMENT. In addition to any other remedies Lender may possess, Borrower knowingly, voluntarily and intentionally authorizes to appear on behalf of Borrower, from time to time, in the District Court of Alexandria, Virginia and to waive issuance and service of process and to confess judgment in favor of Lender against Borrower, for the unpaid principal, accrued interest, accrued charges, reasonable attorney fees and court costs and such other amount due under this Note.

The following Oral Agreements Disclaimer provision applies when the borrower is a resident of MISSOURI:
Oral or unexecuted agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable, regardless of the legal theory upon which it is based that is in any way related to the credit agreement. To protect you (Borrowers(s)) and us (Creditor) from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this writing, which is the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it.

10. **STATE-SPECIFIC PROVISIONS (CONTINUED):**

The following Oral Agreements Disclaimer provision applies when the borrower is a resident of OREGON:
UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY [BENEFICIARY]/ US CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY GRANTOR'S/ BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY [AN AUTHORIZED REPRESENTATIVE OF BENEFICIARY]/US TO BE ENFORCEABLE.

The following Oral Agreements Disclaimer provision applies when the borrower is a resident of WASHINGTON:
Oral agreements or oral commitments to loan money, extend credit, or to forbear from enforcing repayment of a debt are not enforceable under Washington law.

The following provision applies when the borrower is a resident of ALASKA:
The Mortgagor or Trustor (Borrower) is personally obligated and fully liable for the amount due under the Note. The Mortgagee or Beneficiary (Lender) has the right to sue on the Note and obtain a personal judgment against the Mortgagor or Trustor for the satisfaction of the amount due under the Note either before or after a judicial foreclosure of the Mortgage or Deed of Trust as under AS 09.45.170-09.45.220.

The following Oral Agreements Disclaimer provision applies when the borrower is a resident of IOWA:
IMPORTANT: READ BEFORE SIGNING. The terms of this agreement should be read carefully because only those terms in writing are enforceable. No other terms or oral promises not contained in this written contract may be legally enforced. You may change the terms of this agreement only by another written agreement.

The following provision applies when the Borrower is a resident of TEXAS:

The following notice is provided pursuant to Section 26.02 of the Texas Business and Commerce Code, which provides that certain "loan agreements" must be in writing to be enforceable. As used in this notice, the term "Loan Agreement" means the Loan Documents and any other promises, promissory notes, agreements, undertakings, or other documents, commitments, or any combination of these actions or documents, executed in connection with the Loan to Borrower from Lender.

NOTICE

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN OR ORAL AGREEMENTS BETWEEN THE PARTIES.

This notice shall be deemed to be a part of each document which is executed by any Borrower and which comprises a part of this Note. The Borrower acknowledges receipt of a copy of this notice and agrees that all documents comprising the Loan Agreement are subject to the provisions of Section 26.02 of the Texas Business and Commerce Code.

The following Oral Agreements Disclaimer provision applies when the borrower is a resident of UTAH:
This is a final expression of the agreement between the creditor and debtor and the written agreement may not be contradicted by evidence of any alleged oral agreement.

11. BORROWER'S NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated under this Note as Borrower.

[signature]	4-23-20
Signature of Authorized Representative of Borrower/Borrower	Date
ZEL C. KHAN	CEO/PRESIDENT
Name of Authorized Representative of Borrower	Title
Signature of Authorized Representative of Borrower/Borrower	Date
Name of Authorized Representative of Borrower	Title
Signature of Authorized Representative of Borrower/Borrower	Date
Name of Authorized Representative of Borrower	Title
Signature of Authorized Representative of Borrower/Borrower	Date
Name of Authorized Representative of Borrower	Title
Signature of Authorized Representative of Borrower/Borrower	Date
Name of Authorized Representative of Borrower	Title